Subscriptions, Withdrawals, and Distributions	12 Months Ended
Dec. 31, 2012
Subscriptions, Withdrawals, and Distributions [Abstract]
Subscriptions, Withdrawals, and Distributions

Note 6. Subscriptions, Withdrawals, and Distributions

The minimum initial subscription for the Company for new investors is $25,000. For existing investors in the Company, the minimum additional subscription amount is $10,000. Subscriptions will be effective at the opening of business on the first day of trading of the next calendar month. The Managing Member may, in its absolute discretion, accept or reject subscriptions, in whole or in part, and waive the minimum investment amounts. Class A Interests were issued through October 2011. As described above, Class B interests were issued for contributions received on or after November 1, 2011.

Non-managing members may withdraw some or all of their interest in the Company as of the end of any calendar month upon five business days prior written notice. Withdrawals from the Company made prior to the end of the sixth full calendar month following a non-managing member’s initial investment in the Company are subject to a withdrawal charge, payable to the relevant Series, equal to 1 percent of the amount withdrawn, provided that such charge will not apply if the withdrawal is resulting from a request to exchange Interests in one Series for Interests in another Series. The Managing Member may defer or suspend withdrawal rights under certain circumstances.

Distributions may be made at the discretion of the Managing Member. Distributions need not be made pro rata to all non-managing members of the Company based on the balance of their capital accounts. However, given the monthly liquidity of the Company, no distributions are anticipated.